UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K/A


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  July 21, 1999

                               RACOM SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)

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

            Delaware                      000-21907                    84-1182875
--------------------------------   -----------------------     -----------------------------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer Identification
           incorporation)                                                      Number

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                16 W. 32nd Street, Suite 801, New York, NY 10001
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               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (212) 643-2080

          6080 Greenwood Plaza Blvd., Greenwood Village, Colorado 80111
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          (Former name or former address, if changed since last report)


         This Form 8-K/A amends the Current Report on Form 8-K of Racom Systems, Inc. (the "Registrant") dated July 21, 1999 (the "Original Form 8-K"), previously filed with the Securities and Exchange Commission (the "Commission"). The Original Form 8-K was filed to report the announcement of the acquisition by the Registrant of approximately 99.6% (4,958,000 shares) of the issued and outstanding capital stock of NewState Capital Co., Ltd., a Korean corporation which was formerly a subsidiary of NewState Capital Corp., a New York corporation ("NewState"), in exchange for issuing 8,000,000 shares of its common stock, representing approximately 80% of its total issued and outstanding shares of common stock, to NewState and assuming $5 million of debt.

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ITEM 5.   OTHER EVENTS

Effective September 15, 1999 the Registrant changed its name to NewState Holdings, Inc. Effective at the opening of business on September 17, 1999 the Registrant's new OTC Bulletin Board symbol is "NSTH". Existing share certificates will continue to be valid and exchanged when presented for transfer to the Registrant's transfer agent.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a) The  financial  statements  required by this item are  contained  in Exhibit
    99.2.

(b) The pro forma financial statement information required by this item are contained in Exhibit 99.3.

(c) Exhibits:

              99.1     Agreement and Plan of Reorganization as of July 14, 1999*
              99.2     Financial Statements of Business Acquired
              99.3     Pro forma Financial Information

         * This exhibit was previously filed as an exhibit to the Registrant's Form 8-K filed with the Commission on July 21, 1999 and thus is not included in this filing.

Forward Looking Statements

         This Form 8-K/A contains forward-looking statements which involve risks and uncertainties. When used herein, the words "anticipate", "believe", "estimate" and "expect" and similar expressions as they relate to the Company or its management, are intended to identify such forward-looking statements. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company's actual results, performance or achievements could differ materially from the results expressed in or implied by these forward-looking statements. Factors that could cause or contribute to such differences are detailed from time to time in the Company's Securities and Exchange Commission reports. Historical results are not necessarily indicative of trends in operating results for any future period.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RACOM SYSTEMS, INC.


Dated:   October 1, 1999            By:    ALEXANDER T. SHANG
                                        ----------------------------------------
                                           Alexander T. Shang, Treasurer
                                             and Chief Financial Officer




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                               INDEX TO EXHIBITS

Exhibit No.      Description
-----------      -----------

99.1             Agreement and Plan of Reorganization as of July 14, 1999*
99.2             Financial Statements of Business Acquired
99.3             Pro forma Financial Information